Exhibit 99.B11

                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our name included in the Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Oak Associates Funds (File No. 333-42115), and to all references to our firm included in this Registration Statement.


                                                        /s/ Arthur Andersen LLP
                                                        -----------------------

Philadelphia, Pennsylvania
  September 22, 1998